UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2010

SPIRE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-12742	04-2457335
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Patriots Park, Bedford, Massachusetts	01730-2396
(Address of principal executive offices)	(Zip Code)

(781) 275-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01                   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

McGladrey & Pullen, LLP (“McGladrey”) recently acquired certain assets of Caturano and Company, Inc. (formerly Caturano and Company, P.C.) (“Caturano”), the independent registered public accounting firm for Spire Corporation (the “Company”).  As a result, on September 22, 2010 Caturano resigned as the independent registered public accounting firm for the Company and, concurrent with such resignation, the Company’s audit committee approved the engagement of McGladrey as the new independent registered public accounting firm for the Company.  It is anticipated that the leadership team from Caturano will continue to work with the Company.

The audit reports of Caturano on the Company’s consolidated financial statements for the years ending December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2009 and through the date of Caturano’s resignation, there were no disagreements between the Company and Caturano on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Caturano would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the two most recent fiscal years ended December 31, 2009 and through the date of Caturano’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K, except that Caturano advised the Company with respect to the material weaknesses in the Company’s internal control over financial reporting previously reported in (i) the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2007 (as amended), December 31, 2008 and December 31, 2009 and (ii) the Company’s Quarterly Reports on Form 10-Q for each of the periods ended March 31, 2008 (as amended), June 30, 2008 (as amended), September 30, 2008, March 31, 2009, June 30, 2009, September 30, 2009, March 31, 2010 and June 30, 2010.  The Audit Committee discussed the subject matter of these reportable events with Caturano. The Company authorized Caturano to respond fully to the inquiries of the successor accountant concerning the subject matter of these reportable events.

During the Company’s two most recent fiscal years ended December 31, 2009 and through the date of McGladrey’s engagement, the Company did not consult with McGladrey on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on the Company’s financial statements, and McGladrey did not provide either a written report or oral advice to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Caturano a copy of the disclosures in this Form 8-K and has requested that Caturano furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of the letter dated September 27, 2010 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01                   FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.                Description

16.1	Letter from Caturano and Company, Inc. to the Securities and Exchange Commission dated September 27, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE CORPORATION

Date: September 27, 2010	By:	/s/ Robert S. Lieberman
Robert S. Lieberman
Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.                Description

16.1	Letter from Caturano and Company, Inc. to the Securities and Exchange Commission dated September 27, 2010.

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